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                                                                    Exhibit 10.3

TO:  Royal Gold, Inc.

RE: Funding Agreement dated as of the date hereof (as supplemented, amended or otherwise modified or restated from time to time, the "FUNDING AGREEMENT") between Societe des Mines de Taparko ("Debtor") and Royal Gold, Inc.

     Guarantee dated as of the date hereof (as supplemented, amended or otherwise modified from time to time, the "GUARANTEE") by the undersigned ("Guarantor") in favour of Royal Gold, Inc. in respect of the present and future indebtedness, liabilities and obligations of Debtor to Royal Gold, Inc.

                              PLEDGE OF SECURITIES

OBLIGATIONS SECURED

1. In consideration of Royal Gold, Inc. (the "SECURED PARTY") dealing with or extending credit for the benefit of Debtor, an indirectly owned subsidiary of Guarantor, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Guarantor, the Guarantor hereby enters into this Agreement with the Secured Party as security for the payment and performance of all Obligations (as hereinafter defined). Insofar as it affects personal property located in Ontario, this Agreement is governed by the PPSA.

DEFINITIONS AND INTERPRETATION

2. In this Agreement, the following words shall, unless otherwise provided, have the meanings set out below:

     "BUSINESS DAY" means a day, other than a Saturday, Sunday or statutory holiday in the Province of Ontario;

     "CHARGED SECURITIES" means all Securities of the Guarantor charged pursuant to Section 9 of this Agreement;

     "COLLATERAL" means all Securities and other property and assets of the Guarantor and the Proceeds thereof charged pursuant to Section 9 of this Agreement;

     "MONEY" means a medium of exchange authorized or adopted by the Parliament of Canada as part of the currency of Canada or by a foreign government as part of its currency;

     "OBLIGATIONS" means all present and future indebtedness, liabilities and obligations, direct or indirect, matured or unmatured, joint or several, absolute or contingent, of the Guarantor to the Secured Party arising pursuant to or in respect of the Guarantee including, without limitation, any liability of the Guarantor arising in respect of any bill of exchange issued, accepted or endorsed by the Guarantor of which the Secured Party is the holder;

     "PERSON" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership or other entity;

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                                                                              2.


     "PPSA" means the Personal Property Security Act (Ontario), as amended from time to time, and any statute substituted therefor and any amendments thereto;

     "PROCEEDS" means identifiable or traceable personal or real property in any form derived directly or indirectly from any dealing with any of the Collateral or the proceeds therefrom;

     "SECURITY" means a document that is,

     (a)  issued in bearer, order or registered form,

     (b) of a type commonly dealt in upon securities exchanges or markets or commonly recognized in any area in which it is issued or dealt in as a medium for investment,

     (c) one of a class or series or by its terms is divisible into a class or series of documents, and

     (d) evidence of a share, participation or other interest in property or in an enterprise or is evidence of an obligation of the issuer,

     and includes an uncertificated security within the meaning of Part VI (Investment Securities) of the Business Corporations Act (Ontario).

     "SECURITY INTEREST" means the interest in the Collateral created in favour of the Secured Party by this Agreement that secures or is intended to secure payment or performance by the Guarantor of the Obligations.

3. The headings in this Agreement are included for convenience of reference only, and shall not constitute a part of this Agreement for any other purpose.

4. In construing this Agreement, terms herein shall have the same meaning as defined in the PPSA, unless the context otherwise requires. The word "GUARANTOr", the personal pronoun "IT" or "ITS" and any verb relating thereto and used therewith shall be read and construed as required by and in accordance with the context in which such words are used. The term "SUCCESSORS" shall include, without limiting its meaning, any corporation resulting from the amalgamation of a corporation with another corporation. Where the context so requires, a word importing the singular shall include the plural and vice versa and a word importing gender shall include all genders.

5. If one or more of the provisions contained herein shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

6. In the event that any day, on or before which any action is required to be taken hereunder, is not a Business Day, then such action shall be required to be taken on or before the first Business Day thereafter.

7. The Secured Party may in writing (and not otherwise) waive any breach by the Guarantor of any provision of this Agreement or any default by the Guarantor in the observance or performance of any provision of this Agreement; provided always that no waiver by the Secured Party shall extend to or be taken in any manner whatsoever to affect any subsequent breach or default, whether of the same or a different nature, or the rights resulting therefrom.

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                                                                              3.


8. This Agreement shall be construed in accordance with and governed by the laws of the Province of Ontario. For the purpose of legal proceedings, this Agreement shall be deemed to have been made in the said Province and to be performed therein and the courts of that Province shall have jurisdiction over all disputes which may arise under this Agreement. The Guarantor hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of such courts, provided always that nothing herein shall prevent the Secured Party from proceeding at its election against the Guarantor in the courts of any other province, country or jurisdiction.

CREATION OF SECURITY INTEREST

9. The Guarantor hereby pledges, grants, mortgages, charges, hypothecates, transfers assigns and creates to the Secured Party and grants to and in favour of the Secured Party a security interest in the following:

     (a) 12,015,000 common shares in the capital stock of Pelangio Mines Inc. and 1,790,941 common shares in the capital stock of Intrepid Minerals Corporation; and

     (b) all Proceeds derived directly or indirectly from any dealing with the foregoing.

REGISTRATION OF CHARGED SECURITIES

10. With respect to any Charged Securities in certificated form, the certificates representing such Charged Securities may remain registered in the name of the Guarantor, and the Guarantor shall at the option of the Secured Party either duly endorse such certificates in blank for transfer or execute stock powers of attorney in respect thereof; in either case with signatures guaranteed and with all documentation being in form and substance satisfactory to the Secured Party and any transfer agent appointed from time to time in respect of the Charged Securities. With respect to any Charged Securities in uncertificated form evidenced in the records of a clearing agency or custodian or a nominee of either, the Guarantor shall cause the Security Interest to be recorded in the records of such clearing agency, custodian, or nominee in a manner which will satisfy the Secured Party that the Security Interest in such Charged Securities has been perfected by possession. Notwithstanding the foregoing, at any time and from time to time upon request by the Secured Party, the Guarantor shall cause any or all of the Charged Securities to be registered in the name of the Secured Party or its nominee, and the Secured Party is hereby appointed the irrevocable attorney of the Guarantor with full power of substitution to cause any or all of the Charged Securities to be registered in the name of the Secured Party or its nominee.

FURTHER DESCRIPTION OF COLLATERAL

11. Without limiting the generality of the description of Collateral as set out in section 9, for greater certainty the Collateral shall include all present and future Securities described in any schedule now or hereafter attached hereto. The Guarantor agrees to promptly inform the Secured Party in writing of the acquisition by the Guarantor of any securities which are received in substitution for, as stock dividends on, or as Proceeds of any Charged Securities, and the Guarantor hereby irrevocably constitutes and appoints the Secured Party or any officer thereof as its true and lawful attorney, with full power of substitution, to attach additional schedules to this Agreement from time to time to identify any such additional Securities which are so intended by the parties to be subject to the Security Interest.

ATTACHMENT

12. The parties acknowledge that value has been given, the Guarantor has rights in the Collateral and the parties have not agreed to postpone the time for attachment of the Security Interest.

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                                                                              4.


VOTING RIGHTS

13. Until the Secured Party makes demand pursuant to the Guarantee, the Guarantor shall be entitled to exercise all voting rights attached to the Charged Securities and give consents, waivers and ratifications in respect thereof; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken which may materially adversely affect the interests of the Secured Party or the value of the Charged Securities or which would impose any restriction on the transferability of any of the Charged Securities.

All such rights of the Guarantor to vote and give consents, waivers and ratifications hereunder shall cease immediately upon the Secured Party making demand pursuant to the Guarantee.

DEALING WITH INCOME AND PROCEEDS

14. Upon the Secured Party making demand pursuant to the Guarantee, all dividends, interest and other income in respect of Collateral and all Proceeds received by the Guarantor in respect of Collateral shall be received by the Guarantor as trustee for the Secured Party and shall forthwith be paid over to the Secured Party, to be applied against the Obligations or, at the option of the Secured Party, to be held as additional security for the Obligations.

REPRESENTATIONS AND WARRANTIES

15. The Guarantor hereby represents and warrants to the Secured Party as follows and acknowledges that the Secured Party is relying upon such representations and warranties in its present and future dealings with the Guarantor and the
Obligations:

     (a) the Guarantor has the capacity and authority to incur the Obligations, create the Security Interest and observe and perform all its obligations under this Agreement;

     (b) the execution and delivery of this Agreement and the performance by the Guarantor of its obligations hereunder have been duly authorized by all necessary proceedings;

     (c) except for the Security Interest, the Collateral is owned by the Guarantor free from any mortgage, lien, charge, encumbrance, pledge, security interest or other claim whatsoever; and

     (d) the chief executive office of the Guarantor is located at the address of the Guarantor set out on the signing page of this Agreement.

COVENANTS

16. The Guarantor covenants and agrees with the Secured Party as follows:

     (a) it will not, without the Secured Party's prior written consent, sell, exchange, transfer, assign, lend, charge, pledge, encumber or otherwise dispose of or deal in any way with the Collateral or any interest therein save and except to the Secured Party hereunder, or enter into any agreement or undertaking to do so;

     (b) it will do, make, execute and deliver such further and other assignments, transfers, deeds, security agreements and other documents as may be required by the Secured Party to

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                                                                              5.


          grant to the Secured Party the Security Interest with the priority intended hereby and generally to accomplish the intention of this Agreement;

     (c) it will pay all reasonable expenses, including solicitors' and receivers' fees and disbursements, incurred by the Secured Party or its agents in connection with the preparation, perfection, preservation and enforcement of this Agreement; including all reasonable expenses incurred by the Secured Party or such agents in dealing with other creditors of the Guarantor in connection with the establishment and confirmation of the priority of the Security Interest; all of which expenses shall be payable by the Guarantor forthwith upon demand by the Secured Party and shall form part of the Obligations;

     (d) it will pay when due any and all calls, subscription monies and other amounts payable on or in respect of any Collateral and, if the Guarantor fails to do so, the Secured Party may (but shall not be obligated to) do so and, if the Secured Party does so, the Guarantor shall, upon demand by the Secured Party, reimburse the Secured Party for such payment and the Secured Party may debit any account or accounts of the Guarantor with such amount; and

     (e) it will, unless otherwise agreed by the Secured Party in writing, cause all tangible Collateral to be situated at the Denver, Colorado offices of the Secured Party at all times including when the Security Interest attaches to such tangible Collateral.

ENFORCEMENT

17. The Security Interest shall become enforceable immediately upon demand by the Secured party pursuant to the Guarantee.

REMEDIES

18. Upon the Security Interest becoming enforceable, in addition to any other remedies available at law or equity or contained in any other agreement between the Guarantor and the Secured Party, the Secured Party may:

     (a) obtain, by any method permitted by law, possession of any Charged Securities which it does not then already hold;

     (b) realize upon, collect, sell, transfer, assign, give options to purchase, or otherwise dispose of and deal with the Collateral or any part thereof;

     (c) notify any parties obligated in respect of any Proceeds to make payment thereof to the Secured Party;

     (d) exercise all voting rights attached to the Charged Securities (whether or not registered in the name of the Secured Party or its nominee) and give or withhold all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the absolute owner thereof;

     (e) exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Charged Securities as if it were the absolute owner thereof including, without limitation, the right to exchange at its discretion any and all of the Charged Securities upon the merger, consolidation, reorganization,

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                                                                              6.


          recapitalization or other readjustment of any issuer thereof, or upon the exercise by any issuer of any right, privilege or option pertaining to any of the Charged Securities, and in connection therewith, to deposit and deliver any of the Charged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it;

     (f) comply with any limitation or restriction in connection with any proposed sale or other disposition of the Charged Securities as may be necessary in order to comply with applicable law or regulation or any policy imposed by any stock exchange, securities commission or other governmental or regulatory authority or official, and the Guarantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Secured Party be liable or accountable to the Guarantor for any discount in the sale price of the Charged Securities which may be given by reason of the fact that such Charged Securities are sold in compliance with any such limitation or restriction; and

     (g) file proofs of claim and other documents in order to have the claims of the Secured Party lodged in any bankruptcy, winding-up, or other judicial proceeding relating to the Guarantor.

FAILURE OF SECURED PARTY TO EXERCISE REMEDIES

19. The Secured Party shall not be liable for any delay or failure to enforce any remedies available to it or to institute any proceedings for such purposes.

COMBINATION OF ACCOUNTS AND SET-OFF

20. The Secured Party may debit any account of the Guarantor with any and all Obligations, combine accounts or set off any amount now or hereinafter owing by the Secured Party to the Guarantor against any Obligations, in order to reduce the Obligations.

APPLICATION OF PAYMENTS AND LIABILITY FOR DEFICIENCY

21. All monies received by the Secured Party in respect of the Obligations and in respect of the enforcement of the Security Interest may be held by the Secured Party as security for the Obligations or applied by the Secured Party to reduce Obligations in such manner as the Secured Party may determine in its discretion, and the Secured Party may at any time apply or change any such appropriation of such payments or monies and apply them to such other part or parts of the Obligations as the Secured Party may determine in its discretion. The Guarantor shall remain liable to the Secured Party for any deficiency; and any surplus funds realized after the satisfaction of all Obligations shall be paid in accordance with applicable law.

STANDARDS OF SALE

22. (a) The Guarantor acknowledges that the Charged Securities are of a type customarily sold on a recognized market, and accordingly the Guarantor agrees that in connection with any enforcement of the Security Interest, the Secured Party may sell the Charged Securities pursuant to this agreement on a recognized market without notice to the Guarantor.

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                                                                              7.


     (b) The Guarantor and the Secured Party acknowledge that any sale of Charged Securities must occur in compliance with the relevant provisions of the Securities Act (Ontario), as amended from time to time and any statute substituted therefor and any amendments thereto and, as may otherwise be applicable, corresponding legislation in other jurisdictions ("SECURITIES LAWS"), and that the Secured Party shall not be obliged to effect a public sale of the Charged Securities and may sell the Charged Securities pursuant to one or more private trades to a restricted group of purchasers who may be obliged to agree, among other things, to acquire the Charged Securities as principal and to comply with certain resale restrictions. The Secured Party shall be under no obligation to delay a sale of such Charged Securities for any period of time in order to permit the issuer thereof or any other person to qualify such Charged Securities for public sale under applicable Securities Laws. The Secured Party shall be under no obligation to sell the Charged Securities as a "control block" or at a premium to the "market price", as defined under applicable Securities Laws. The Guarantor acknowledges that any private sale may be at prices and on other terms which may be less favourable than a public sale or a control block sale; and the Guarantor agrees that any such sale shall not, solely by reason of its being a private sale, be deemed to have been made otherwise than in a commercially reasonable manner. Upon the Security Interest becoming enforceable, the Guarantor consents, and agrees to use reasonable efforts to cause the issuer of such Charged Securities to consent, to the disclosure by the Secured Party to the public generally and to any prospective purchaser of the Charged Securities of any information relating to the Charged Securities, whether or not such information may be considered confidential at such time.

     (c) The Secured Party shall be entitled to purchase for itself any or all of the Collateral, whether in connection with a sale made under the power of sale herein contained or pursuant to judicial proceedings or otherwise.

DEALINGS BY SECURED PARTY

23. The Secured Party may grant extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges, and otherwise deal with the Collateral, the Guarantor, debtors of the Guarantor, sureties of the Guarantor, and others as the Secured Party may see fit, without prejudice to the Obligations and the rights of the Secured Party to hold and realize upon the Security Interest. The Secured Party has no obligation to keep Collateral or any portion thereof identifiable.

NOTICES

24. Without prejudice to any other method of giving notice, all communications provided for or permitted hereunder shall be in writing and delivered to the addressee pursuant to the terms of the Guarantee.

SEPARATE SECURITY

25. This Agreement and the Security Interest are in addition to and not in substitution for any other security now or hereafter held by the Secured Party in respect of the Guarantor, the Obligations or the Collateral.

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                                                                              8.


POWER OF ATTORNEY

26. The Guarantor hereby constitutes and appoints the Secured Party or any officer thereof as its true, lawful and irrevocable attorney, with full power of substitution, to execute all documents and take any and all actions as may be necessary or desirable to perform any obligations of the Guarantor arising pursuant to this Agreement, and in executing such documents and taking such actions, to use the name of the Guarantor whenever and wherever it may be considered necessary or expedient. This power of attorney is coupled with an interest and may not be revoked.

ENTIRE AGREEMENT

27. This Agreement and the Guarantee including any schedules attached hereto constitutes the entire agreement between the Guarantor and the Secured Party relating to the subject matter hereof and no amendment to this agreement shall be effective unless it is in writing and signed by the Guarantor and the Secured Party. There are no representations, warranties or collateral agreements in effect between the Guarantor and the Secured Party relating to the Security Interest and the Collateral and possession of an executed copy of this Agreement by the Secured Party constitutes conclusive evidence that it was executed and delivered by the Guarantor free of all conditions.

ENUREMENT

28. This Agreement shall enure to the benefit of the Secured Party and its successors and assigns and shall be binding on the Guarantor and the Guarantor's successors and permitted assigns, as may be applicable. The Guarantor shall have no right to assign any benefit which it may be entitled to hereunder without the prior written consent of the Secured Party.

COPY OF AGREEMENT

29. The Guarantor acknowledges receipt of an executed copy of this Agreement.

         [The remainder of this page has been intentionally left blank.]

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                                                                              9.


          IN WITNESS WHEREOF this Agreement has been executed and delivered by the Guarantor as of the 1st day of December, 2005.

                                   HIGH RIVER GOLD MINES LTD.


                                   By: /s/ D.A. Whalen
                                       -----------------------------------------
                                   Name: D.A. Whalen
                                         ---------------------------------------
                                   Title: Executive Chairman
                                          --------------------------------------


                                   By: /s/ Steven Poad
                                       -----------------------------------------
                                   Name: Steven Poad
                                         ---------------------------------------
                                   Title: Chief Financial Officer
                                          --------------------------------------

                                   We have the authority to bind the Corporation

                                   Guarantor's Address For Notice Purposes:

                                   1700-155 University Avenue
                                   Toronto, Ontario
                                   M5H 3B7

                                   Fax No. 416-360-0010

                                   With a copy to:

                                   Cassels Brock & Blackwell LLP
                                   2100 Scotia Plaza, 40 King Street W.
                                   Toronto, Ontario M5H 3C2
                                   Attention: David Poynton
                                   Fax no. 416-644-9348